________________________________________________________

EXHIBIT 1A-13

TESTING THE WATERS

________________________________________________________

1A-13-1

Email 01 HHB – Short Form

Subject:

Wanna get a Lifetime Discount at Hot Head Burritos?

Body:

Hi [Rewards Member First Name],

Wanna get a Lifetime Discount at the food you love at Hot Head Burritos?

Click here now to find out how...         [Hyperlink is:  https://www.tastyequity.com/invest-hot-head]

(Video)

We are Tasty Equity.  Invest with us for about the price of a nice night out and get a Lifetime Discount on the food you love.

We are an Independent Owner Operator Franchisee and Developer of Hot Head Burritos Restaurants.

Thanks,

Chris & Peter Wiley

LOGOS

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

1A-13-2

Email 02 HHB – Parrots Video Script

Subject:

Get a Lifetime Discount on Hot Head Burritos...

Body:

Hi [Rewards Member First Name],

Do you Love Hot Head Burritos? LOGO

Want to get a Lifetime Discount on the food you love?        Well now you can…

Invest in Tasty Equity for about the price of nice night out—and become part of the Tasty Equity family.

Get a Buy One Get One Free Coupon NOW just for checking us out.

(Video)

Take Me to My BoGo Coupon Now            [Hyperlink is:  https://www.tastyequity.com/invest-hot-head]

You, as an owner, can get your name on the wall of our restaurants and get cool perks like...

•You can name the Beer of the Month

•Get an Entrée named after you

•Come to our VIP Parties

As part of the Tasty Equity family you can get these cool perks and so much more.

We are an Independent Owner Operator Franchisee and Developer of Hot Head Burritos Restaurants.

Thanks for checking us out,

Chris & Peter Wiley

LOGOS

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

1A-13-3

Email 03 HHB – How To version

Subject:

How to Get a Lifetime Discount on Hot Head Burritos...

Body:

Hi [Rewards Member First Name],

Do you Love Hot Head Burritos? LOGO

Here’s How to Get a Lifetime Discount on the food you love:

•Simply Invest in Tasty Equity for about the price of nice night out

•And Get a Buy One Get One Free Coupon NOW just for checking us out

VIDEO

Take Me to My BoGo Coupon Now            [Hyperlink is:  https://www.tastyequity.com/invest-hot-head]

The more you invest, the more cool perks and stuff you can get like:

•Hot Head Burritos party for a bunch of your family and friends

•Free Burrito Cards you can use or give away as gifts

•You can get invited to our VIP Parties

•Even dinner with us and the founders of Hot Head Burritos

As part of the Tasty Equity family you can get these cool perks and so much more.

We are an Independent Owner Operator Franchisee and Developer of Hot Head Burritos Restaurants.

Thanks for checking us out,

Chris & Peter Wiley

LOGOS

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

1A-13-4

Email 04 HHB – Story Form

Subject:

Invest in How You Live with Crowdfunding

Body:

Hi [Rewards Member First Name], LOGO

Revolutionary Crowdfunding Set-Up lets You Own a Bite-Size Piece of our Hot Head Burritos restaurants.

Another tough day at work.  Too little time to do what you want. Not enough bucks anyway… Sound familiar?

But what if you’d made a small investment—one you could live with—in a place you’re already a fan of?

Get a Buy One Get One Free Coupon NOW just for checking us out.

VIDEO

Invest with us and next time you walk in you’ll be ordering in a place you own a piece of.

Sweet?  Find out for yourself.

Take Me to My BoGo Coupon Now            [Hyperlink is:  https://www.tastyequity.com/invest-hot-head]

Get in now and grow with us as we build more Hot Head Burritos restaurants in Ohio and beyond.

Our pending Regulation A+ Offering will be limited… so act now

We’ll keep you updated on when the Offering is officially ready to go.

Get in on the excitement and a bunch of cool perks!

Thanks for checking us out,

Chris & Peter Wiley

LOGOS

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

Email 01 HHB – Short Form – As broadcast August 19, 2019

This is the actual version of Email 01 we transmitted to Hot Head Burritos fans starting August 19, 2019:

1A-13-5

1A-13-6

Email 01 RFP – Short Form

Subject:

Wanna get a Lifetime Discount at Rapid Fired Pizza?

Body:

Hi [Rewards Member First Name], LOGO

Wanna get a Lifetime Discount at the food you love at Rapid Fired Pizza?

Click here now to find out how...         [Hyperlink is:  https://www.tastyequity.com/invest-rapid-fired]

VIDEO

We are Tasty Equity.  Invest with us for about the price of a nice night out and get a Lifetime Discount on the food you love.

We are an Independent Owner Operator Franchisee and Developer of Rapid Fired Pizza Restaurants.

Thanks,

Chris & Peter Wiley

LOGOS

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

1A-13-7

Email 02 RFP – Parrots Video Script

Subject:

Get a Lifetime Discount on Rapid Fired Pizza...

Body:

Hi [Rewards Member First Name],

Do you Love Rapid Fired Pizza? LOGO

Want to get a Lifetime Discount on the food you love?        Well now you can…

Invest in Tasty Equity for about the price of nice night out—and become part of the Tasty Equity family.

Get a Buy One Get One Free Coupon NOW just for checking us out.

VIDEO

Take Me to My BoGo Coupon Now            [Hyperlink is:  https://www.tastyequity.com/invest-rapid-fired]

You, as an owner, can get your name on the wall of our restaurants and get cool perks like...

•You can name the Beer of the Month

•Get an Entrée named after you

•Come to our VIP Parties

As part of the Tasty Equity family you can get these cool perks and so much more.

We are an Independent Owner Operator Franchisee and Developer of Rapid Fired Pizza Restaurants.

Thanks for checking us out,

Chris & Peter Wiley

LOGOS

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

1A-13-8

Email 03 RFP – How To version

Subject:

How to Get a Lifetime Discount on Rapid Fired Pizza...

Body:

Hi [Rewards Member First Name],

Do you Love Rapid Fired Pizza? LOGO

Here’s How to Get a Lifetime Discount on the food you love:

•Simply Invest in Tasty Equity for about the price of nice night out

•And Get a Buy One Get One Free Coupon NOW just for checking us out

VIDEO

Take Me to My BoGo Coupon Now            [Hyperlink is:  https://www.tastyequity.com/invest-rapid-fired]

The more you invest, the more cool perks and stuff you can get like:

•Rapid Fired Pizza party for a bunch of your family and friends

•Free Pizza Cards you can use or give away as gifts

•You can get invited to our VIP Parties

•Even dinner with us and the founders of Rapid Fired Pizza

As part of the Tasty Equity family you can get these cool perks and so much more.

We are an Independent Owner Operator Franchisee and Developer of Rapid Fired Pizza Restaurants.

Thanks for checking us out,

Chris & Peter Wiley

LOGOS

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

1A-13-9

Email 04 RFP – Story Form

Subject:

Invest in How You Live with Crowdfunding and Rapid Fired Pizza

Body:

Hi [Rewards Member First Name], LOGO

Revolutionary Crowdfunding Set-Up lets You Own a Bite-Size Piece of our Rapid Fired Pizza restaurants.

Another tough day at work.  Too little time to do what you want. Not enough bucks anyway… Sound familiar?

But what if you’d made a small investment—one you could live with—in a place you’re already a fan of?

Get a Buy One Get One Free Coupon NOW just for checking us out.

VIDEO

Invest with us and next time you walk in you’ll be ordering in a place you own a piece of.

Sweet?  Find out for yourself.

Take Me to My BoGo Coupon Now            [Hyperlink is:  https://www.tastyequity.com/invest-rapid-fired]

Get in now and grow with us as we build more Rapid Fired Pizza restaurants in Ohio and beyond.

Our pending Regulation A+ Offering will be limited… so act now

We’ll keep you updated on when the Offering is officially ready to go.

Get in on the excitement and a bunch of cool perks!

Thanks for checking us out,

Chris & Peter Wiley

LOGOS

Tasty Equity is an Independent Owner Operator Franchisee and Developer of Hot Head Burritos Restaurants

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

Email 01 RFP – Short Form – As broadcast August 19, 2019

This is the actual version of Email 01 we transmitted to Rapid Fired Pizza fans starting August 19, 2019:

1A-13-10

1A-13-11

Facebook Messenger 01 HHB – Opt-In Coupon Redeemers

Messenger Message:

Want another BoGo Coupon and chance for a Lifetime Discount on Hot Head Burritos?

Messenger Sequence:

Thanks for redeeming your last Buy One Get One Free coupon. Want another one?

[Next Message AFTER Customer Responds]

Great.  Wanna learn how to get a Lifetime Discount on Hot Head Burritos?

VIDEO

[Next Message AFTER Customer Responds]

Type “Burritos” to learn how and get your BoGo Coupon

[Customer must type “Burritos” to proceed]

Messenger redirects user to:   https://www.tastyequity.com/invest-hot-head

[End of Messenger Sequence]

1A-13-12

Facebook Messenger 02 HHB – Opt-In Coupon Non-Redeemers

Messenger Message:

Want a NEW BoGo Coupon and chance for a Lifetime Discount on Hot Head Burritos?

Messenger Sequence:

Your last Buy One Get One Free coupon seems to have expired. Want a NEW one?

[Next Message AFTER Customer Responds]

Great.  Wanna learn how to get a Lifetime Discount on Hot Head Burritos?

VIDEO

[Next Message AFTER Customer Responds]

Type “Burritos” to learn how and get your BoGo Coupon

[Customer must type “Burritos” to proceed]

Messenger redirects user to:   https://www.tastyequity.com/invest-hot-head

[End of Messenger Sequence]

1A-13-13

Facebook Messenger 03 HHB – NEW Opt-In

Messenger Message:

Thanks for joining our VIP Rewards Program.

Messenger Sequence:

Would you like a BONUS BoGo Coupon and chance for a Lifetime Discount on Hot Head Burritos?

[Next Message AFTER Customer Responds]

Great.  Wanna learn how to get a Lifetime Discount on Hot Head Burritos?

VIDEO

[Next Message AFTER Customer Responds]

Type “Burritos” to learn how and get your BoGo Coupon

[Customer must type “Burritos” to proceed]

Messenger redirects user to:   https://www.tastyequity.com/invest-hot-head

[End of Messenger Sequence]

1A-13-14

Facebook Messenger 01 RFP – Opt-In Coupon Redeemers

Messenger Message:

Want another BoGo Coupon and chance for a Lifetime Discount on Rapid Fired Pizza?

Messenger Sequence:

Thanks for redeeming your last Buy One Get One Free coupon. Want another one?

[Next Message AFTER Customer Responds]

Great.  Wanna learn how to get a Lifetime Discount on Rapid Fired Pizza?

VIDEO

[Next Message AFTER Customer Responds]

Type “Pizza” to learn how and get your BoGo Coupon

[Customer must type “Pizza” to proceed]

Messenger redirects user to:  https://www.tastyequity.com/invest-rapid-fired

[End of Messenger Sequence]

1A-13-15

Facebook Messenger 02 RFP – Opt-In Coupon Non-Redeemers

Messenger Message:

Want a NEW BoGo Coupon and chance for a Lifetime Discount on Rapid Fired Pizza?

Messenger Sequence:

Your last Buy One Get One Free coupon seems to have expired. Want a NEW one?

[Next Message AFTER Customer Responds]

Great.  Wanna learn how to get a Lifetime Discount on Rapid Fired Pizza?

VIDEO

[Next Message AFTER Customer Responds]

Type “Pizza” to learn how and get your BoGo Coupon

[Customer must type “Pizza” to proceed]

Messenger redirects user to:  https://www.tastyequity.com/invest-rapid-fired

[End of Messenger Sequence]

1A-13-16

Facebook Messenger 03 RFP – NEW Opt-In

Messenger Message:

Thanks for joining our VIP Rewards Program.

Messenger Sequence:

Would you like a BONUS BoGo Coupon and chance for a Lifetime Discount on Rapid Fired Pizza?

[Next Message AFTER Customer Responds]

Great.  Wanna learn how to get a Lifetime Discount on Rapid Fired Pizza?

VIDEO

[Next Message AFTER Customer Responds]

Type “Pizza” to learn how and get your BoGo Coupon

[Customer must type “Pizza” to proceed]

Messenger redirects user to:  https://www.tastyequity.com/invest-rapid-fired

[End of Messenger Sequence]

1A-13-17

Facebook Ad 01 HHB – Hot Head Burritos Fans

Ad Post Title:

Get a Lifetime Discount on Hot Head Burritos

Ad Post Body:

CLICK HERE to learn how to Get a Lifetime Discount on the food you love

[Hyperlink is:  https://www.tastyequity.com/invest-hot-head]

First the first time in history, you can get a bite-size piece of our Tasty Equity owned Hot Head Burritos restaurants and all the new restaurants that we build

…for about the price of nice night out!

We’ll give you an INSTANT Get a Buy One Get One Free Coupon NOW just for checking us out

Take Me to My BoGo Coupon Now

[Hyperlink is:  https://www.tastyequity.com/invest-hot-head]

The more you invest, the more cool perks and stuff you can get including:

•A Hot Head Burritos party for a bunch of your family and friends

•Free Burrito Cards you can use or give away as gifts

•Join us for Exclusive VIP Parties

•You can even have dinner with us and the founders of Hot Head Burritos

As part of the Tasty Equity family you can get these cool perks and so much more.

Check us out now at InvestInTastyEquity.com

[Hyperlink is:  https://www.tastyequity.com/invest-hot-head]

Ad Post Image:

VIDEO

Video Thumbnail Image is hyperlinked to:  https://www.tastyequity.com/invest-hot-head]

.

Facebook Ad 01 HHB – Hot Head Burritos Fans – Posted Aug 6, 2019

This is the live version of the Ad which began running Aug 6th and continues to run as of Aug 25th, 2019.  It will be replaced by Facebook Ad 02 featuring a new promo video on or before Aug 27th.

This is the actual Facebook Ad Post:

1A-13-18

This is the expanded version displayed when user clicks “… See More” on Ad above.

1A-13-19

1A-13-20

Facebook Ad 01 RFP – Rapid Fired Pizza Fans

Ad Post Title:

Get a Lifetime Discount on Rapid Fired Pizza

Ad Post Body:

CLICK HERE to learn how to Get a Lifetime Discount on the food you love

[Hyperlink is:  https://www.tastyequity.com/invest-rapid-fired]

First the first time in history, you can get a bite-size piece of our Tasty Equity owned Rapid Fired Pizza restaurants and all the new restaurants that we build

…for about the price of nice night out!

We’ll give you an INSTANT Get a Buy One Get One Free Coupon NOW just for checking us out

Take Me to My BoGo Coupon Now

[Hyperlink is:  https://www.tastyequity.com/invest-rapid-fired]

The more you invest, the more cool perks and stuff you can get including:

•A Hot Head Burritos party for a bunch of your family and friends

•Free Burrito Cards you can use or give away as gifts

•Join us for Exclusive VIP Parties

•You can even have dinner with us and the founders of Hot Head Burritos

As part of the Tasty Equity family you can get these cool perks and so much more.

Check us out now at InvestInTastyEquity.com

[Hyperlink is:  https://www.tastyequity.com/invest-rapid-fired]

Ad Post Image:

VIDEO

Video Thumbnail Image is hyperlinked to:  https://www.tastyequity.com/invest-rapid-fired]

Facebook Ad 01 RFP – Rapid Fired Pizza Fans – Posted August 7, 2019

This is the live version of the Ad which began running Aug 7th and continues to run as of Aug 25th, 2019.  It will be replaced by Facebook Ad 02 featuring a new promo video on or before Aug 27th.

This is the actual Facebook Ad Post:

1A-13-21

This is the expanded version displayed when user clicks “… See More” on Ad above.

1A-13-22

1A-13-23

Registration Response – Nurture Email 01

A single version of this email is transmitted to all fans who register via the Tasty Equity Landing Pages as part of our weekly Nurture aka Drip Campaign:

Note: The link to the video and transcription of the video is presented in the Tasty Equity Video Library section below

Email Subject Line:

Your Tasty Equity Lifetime Discount is Coming Soon

Email Body:

Hi [Registered Fan],

Your opportunity to get a Lifetime Discount on the food you love is coming soon.

Soon, you can invest with Tasty Equity for about the price of a nice night out.

We are an Independent Owner Operator Franchisee and Developer of Hot Head Burritos and Rapid Fired Pizza Restaurants.

As an investor with us, you can get a Lifetime Discount and a bunch of cool perks including:

Hot Head Burritos or Rapid Fired Pizza party for a bunch of your family and friends

Free Burrito or Pizza Cards you can use or give away as gifts

You can get invited to our Exclusive VIP Parties

Even dinner with us and the founders of Hot Head Burritos and Rapid Fired Pizza

1A-13-24

Those are just a few for starters. The more you invest the more you get.

CLICK HERE TO Check out all the other cool perks.

URL is:  https://www.tastyequity.com/perks

We look forward to Working for You!

Chris & Peter Wiley

TASTY EQUITY, LLC IS “TESTING THE WATERS”

Tasty Equity, LLC is “testing the waters” for a possible offering of securities under Regulation A of the JOBS Act. No money or other consideration is being solicited by the company at this time, and if sent in response, will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. If you indicate interest, your indication of interest involves no obligation or commitment of any kind. If an offering statement has been filed, you may obtain a copy of the most recent version of the Preliminary Offering Circular from the SEC's website by clicking here or from Kendall Almerico at Kendall A. Almerico P.A., 1440 G Street NW, Washington DC 20005 or by e-mailing contact@tastyequity.com

1A-13-25

Copy of Nurture Email 01 – as broadcast starting August 19, 2019

1A-13-26

Website

Section 1 pdf:

1A-13-27

Tasty Equity

HOME INVEST PERKS STORY FAQ

HOT HEAD BURRITOS

HOT HEAD BURRITOS
Want a lifetime discount at Hot Head Burritos?
Posted by Tasty Equity
8 Views
Tasty Equity

For the first time in history, you will be able to own a bite size piece of a Hot Head Burritos for about the price of a nice night out.

Get a buy one get one FREE coupon and Learn More!*

— OR REGISTER WITH EMAIL —

Name *

First Name Last Name

Email *

EMAIL ME A COUPON!

Get a Buy One Get One Free coupon!*

Section 2 pdf:

Section 3 pdf:

1A-13-28

Section 4 pdf:

1A-13-29

Section 5 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

You Get More Than Equity as an Investor
You get some tasty benefits and perks too!

Section 6 pdf:

1A-13-30

Section 7 pdf:

Section 8 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

$1000
INVESTMENT

- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos T-Shirt
- 4 Buy One Get One Free Entree Cards good at participating restaurants*
- 4 Free Entrée Cards good at Tasty Equity restaurants
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self-Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.

$2500
INVESTMENT

- Personal invitation to VIP Night events at participating* Rapid Fired Pizza and Hot Head Burritos Grand Openings where you can enjoy free food and 50% off Self-Pour where available with the Tasty Equity and Franchisor executive teams**
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos Hat
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos T-Shirt
- 4 Buy One Get One Free Entree Cards good at participating restaurants*
- 4 Free Entrée Cards good at Tasty Equity restaurants
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self- Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.

$5000
INVESTMENT

- Your name engraved on the Investor Plaque in your nearest Tasty Equity restaurant
- Dinner with Chris & Peter to talk business... or just have a good time together**Your name engraved on the Investor Plaque in your nearest Tasty Equity restaurant
- We will put Your favorite beer, cider, wine or cocktail on tap at our nearest Self-Pour equipped Tasty Equity restaurant and display it in Your honor
- 25 Person Pizza or Burrito Party good at any Tasty Equity restaurant
- Framed Tasty Equity Ceremonial Membership Certificate
- Personal invitation to VIP Night events at participating* Rapid Fired Pizza and Hot Head Burritos Grand Openings where you can enjoy free food and 50% off Self-Pour where available with the Tasty Equity and Franchisor executive teams**
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos Hat
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos T-Shirt
- 4 Buy One Get One Free Entree Cards good at participating restaurants*
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self-Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.

1A-13-31

Section 9 pdf:

Tasty Equity
HOME INVEST PERKS STORY FAQ

$10,000
INVESTMENT

- We will feature a custom limited time offer entrée just that way you like it our Tasty Equity restaurants and name it after you
- 50 Person Pizza or Burrito Party good at any Tasty Equity restaurant
- Your name engraved on the Investor Plaque in your nearest Tasty Equity restaurant
- Dinner with Chris & Peter to talk business... or just have a good time together**
- We will put Your favorite beer, cider, wine or cocktail on tap at our nearest Self-Pour equipped Tasty Equity restaurant and display it in your honor
- Framed Tasty Equity Ceremonial Membership Certificate
- Personal invitation to VIP Night events at participating* Rapid Fired Pizza and Hot Head Burritos Grand Openings where you can enjoy free food and 50% off Self-Pour where available with the Tasty Equity and Franchisor executive teams**
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos Hat
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos T-Shirt
- 4 Buy One Get One Free Entree Cards good at participating restaurants*
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self-Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.

$25,000
INVESTMENT

- Dinner with Chris and Peter with their brother Ray, CEO and Co-Founder of Rapid Fired Franchising and Hot Head Franchising to talk business... or just have a good time together**
- We will feature a custom limited time offer entrée just that way you like it our Tasty Equity restaurants and name it after you
- 50 Person Pizza or Burrito Party good at any Tasty Equity restaurant
- We will put Your favorite beer, cider, wine or cocktail on tap at our nearest Self-Pour equipped Tasty Equity restaurant and display it in your honor
- Your name engraved on the Investor Plaque in your nearest Tasty Equity restaurant
- Framed Tasty Equity Ceremonial Membership Certificate
- Personal invitation to VIP Night events at participating* Rapid Fired Pizza and Hot Head Burritos Grand Openings where you can enjoy free food and 50% off Self-Pour where available with the Tasty Equity and Franchisor executive teams**
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos Hat
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos T-Shirt
- 4 Buy One Get One Free Entree Card good at participating restaurants*
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self-Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.

Section 10 pdf:

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Section 11 pdf:

Section 12 pdf:

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Section 13 pdf:

Section 14 pdf:

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Section 15 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

Tasty Equity Current Locations

You can get a bite size piece of these four existing Tasty Equity locations and help others achieve their dream as we build more.

RAPID FIRED
PIZZA
AMAZINGLY FAST

RAPID FIRED

RAPID FIRED
AMAZINGLY FAST

RAPID FIRED
PIZZA

HOT HEAD
BURRITOS

HOT HEAD
BURRITOS

Section 16 pdf:

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Page Footer pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

CONTACT@TASTYEQUITY.COM

HOME INVEST PERKS STORY FAQ PARTICIPATING LOCATIONS PRIVACY TERMS OF USE

TASTY EQUITY, LLC IS "TESTING THE WATERS"

RISKS & DISCLOSURES

We'd rather use this space to tell you more about our awesome restaurants and how passionate we are about opening bringing Tasty Equity to the world, but our lawyers asked us to do this instead. So, make them happy by reading this while we get back to doing what we do best: opening and helping to run restaurants.

The information on this website was created by Tasty Equity to assist with marketing our Regulation A share offering. The text on this website is a summary but does not contain all of the terms of our securities offering. In order to review all of the terms of our securities offering, you should review our offering circular that contains all of the terms, conditions, risk factors, and disclosures that you should read and understand before you invest in our company. The offering circular is available in the Documents section for you to read and review before you invest. If the offering circular has been filed with the United States Securities and Exchange Commission, so you can also view it on the SEC's website here: https://www.sec.gov by searching for "Tasty Equity" in the search box on the top of the SEC's website. The offering circular explains that we are offering 1,000,000 shares of Class B membership in Tasty Equity, at a price of $5.00 per share with a minimum purchase of 20 units per investor.

The SEC does not pass upon the merits of, or give its approval to, any of the securities we are offering or the terms of our offering, nor does it pass upon the accuracy or completeness of our offering circular or other selling literature. The securities we are offering are offered pursuant to an exemption from registration with the SEC; however, the SEC has not made an independent determination that the securities offered in our offering circular and in our offering are exempt from registration.

When you review our offering circular, please review all of the risk factors before making an investment in our company. An investment in our company should only be made if you are capable of evaluating the risks and merits of this investment and if you have sufficient resources to bear the entire loss of your investment, should that occur.

Generally, no sale may be made to anyone in our offering if the aggregate purchase price you pay is more than 10% of the greater of your annual income or net worth. Different rules apply to accredited investors and non-natural persons. Before making any representation that your investment does not exceed applicable thresholds, we encourage you to review Rule 251(d)(2)(i)(c) of Regulation A. For general information on investing, we encourage you to refer to www.investor.gov.

Our offering circular does not constitute an offer or solicitation in any jurisdiction in which such an offer or solicitation would be unlawful. No person has been authorized to give any information or to make any representations concerning our company other than those contained in our offering circular, and if given or made, such other information or representation must not be relied upon. Prospective investors are not to construe the contents of our offering circular, or of any prior or subsequent communications from our company or any of its employees, agents or affiliates, as investment, legal, financial or tax advice. Before investing in our offering, please review our offering circular carefully, ask any questions of the company's management that you would like answered and consult your own counsel, accountant and other professional advisors as to legal, tax and other related matters concerning this investment.

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1A-13-36

Landing Page URL:

https://www.tastyequity.com/invest-rapid-fired

Section 1 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

RAPID FIRED PIZZA

AMAZINGLY GOOD AMAZINGLY FAST.

Have you ever wanted to invest in a Rapid Fired Piz...
Posted by Tasty Equity
7 Views
Tasty Equity

For the first time in history, you will be able to own a bite size piece of a Rapid Fired Pizza for about the price of a nice night out.

Get a buy one get one FREE coupon and Learn More!*

— OR REGISTER WITH EMAIL —

Name *

First Name

Last Name

Email *

EMAIL ME A COUPON!

Section 2 pdf:

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Section 3 pdf:

Section 4 pdf:

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Section 5 pdf:

Section 6 pdf:

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Section 7 pdf:

Section 8 pdf:

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Section 9 pdf:

Section 10 pdf:

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Section 11 pdf:

Note:  The Registration Button Response Actions are detailed in the Registration Response – Hot Head Burritos Fans section that follows this Invest Landing Page section content

Section 12 pdf:

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Section 13 pdf:

Section 14 pdf:

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Section 15 pdf:

Section 16 pdf:

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Page Footer pdf:

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Facebook Messenger Registration Response 01 HHB

Facebook Messenger Registration Buttons pdf:

The first Messenger Registration Button appears in the top of the page:

Button Label:

CLICK HERE TO GET YOUR INSTANT COUPON AND UPDATES IN FACEBOOK MESSENGER

Tasty Equity

HOME INVEST PERKS STORY FAQ

HOT HEAD BURRITOS

HOT HEAD
BURRITOS
Want a lifetime discount at Hot Head Burritos?
Posted by Tasty Equity
8 Views
Tasty Equity

For the first time in history, you will be able to own a bite size piece of a Hot Head Burritos for about the price of a nice night out.

Get a buy one get one FREE coupon and Learn More!*

— OR REGISTER WITH EMAIL —

Name *

First Name

Last Name

Email *

EMAIL ME A COUPON!

Get a Buy One Get One Free coupon!*

The second Facebook Messenger Registration Button appears in Section 11 of the page.

Button Label:

[CLICK HERE TO CLAIM YOUR FREE OFFER IN FACEBOOK MESSENGER]

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Facebook Messenger Sequence:

Messenger Sequence pdf:

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Messenger Sequence Text::

[Begin Messenger Sequence – Message to Fan]

(Get Started)

[Continue Messenger Sequence – After Fan clicks (Get Started button)]

Displays Hot Head Burritos Logo image

Hi [Fan First Name], Thanks for joining our VIP Club and registering to receive updates on our pending Tasty Equity Regulation A+ Equity Crowdfunding Offering.  Please type or choose your best email address below to receive your offer!

[Continue Messenger Sequence – After Fan types or clicks their email address]

Displays Hot Head Burritos Buy One Get One Free Coupon image

Here’s your Buy One Get One FREE Burrito or Bowl!

You'll need to show this message to the cashier when you are paying. You'll receive one Burrito or Bowl of equal or lesser value with the purchase of a any Entree. This offer is ONLY valid at participating Hot Head Burritos locations. This offer is valid for 30 days from the date you received it. Only 1 offer per check. Not valid with any other offer, coupon or discounts including Groupon offers. Excludes tax & gratuity.

Click below to see a list of Tasty Equity owned Hot Head Burritos and other participating locations:

https://www.tastyequity.com/locations

[Continue Messenger Sequence – Closing Message]

CLICK REDEEM Once your bill is ready

[REDEEM button is displayed]

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Email Registration Response 01 HHB

Note:  This action is Triggered when the Fan clicks the Button as illustrated below:

Button Label:

EMAIL ME A COUPON[Triggers post to Constant Contact]

Button pdf:

This version of the button appears at the top of the Landing Page

Tasty Equity

HOME INVEST PERKS STORY FAQ

HOT HEAD BURRITOS

HOT HEAD BURRITOS
Want a lifetime discount at Hot Head Burritos?
Posted by Tasty Equity
8 Views
Tasty Equity

For the first time in history, you will be able to own a bite size piece of a Hot Head Burritos for about the price of a nice night

Get a buy one get one FREE coupon and Learn More!*

— OR REGISTER WITH EMAIL —

Name *

First Name | Last Name

Email *

EMAIL ME A COUPON!

Get a Buy One Get One Free coupon!*

This version of the Button appears in Section 11 of the Landing Page:

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Email Button Confirmation pdf:

Email Button Confirmation Text:

Thank you very much! Please check your inbox for your buy one get one free coupon.

We’ll keep you updated on when you can buy a bite size piece of a Hot Head Burritos restaurant.

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Email Registration Response Email 01 HHB

This email is fulfilled to all Fans who register via email on the Hot Head Burritos specific Landing Page illustrated above and to all parties who register via email on the co-branded Invest Landing Page illustrated below in this document.

Email Body HTML:

Hi {{ subscriber.first_name }},

Thanks for your interest in our pending Crowd Funding to help us build more Hot Head Burritos restaurants

BUY ONE GET ONE FREE!*

Bring this email to participating Hot Head Burritos locations in the Dayton and Northwest Ohio area listed below to get Your Buy One, Get One Burrito or Bowl * from Tasty Equity NOW.

Offer expires [INSERT DATE - 7 DAYS FROM SEND DATE].

*Buy one entree at regular price and receive a second one of equal or lesser value for free.

Not valid with any other offer, coupon, special, or discounts including Groupon offers. Limit one per coupon. Valid in store only at participating locations in Dayton and Northwest Ohio. Excludes tax, gratuity, and alcohol.

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Registration Response – Rapid Fired Pizza Fans

This Registration Response process flow and content is limited to fans are directed to the hidden Rapid Fired Pizza Fan specific Landing Page:  https://www.tastyequity.com/invest-rapid-fired

Facebook Messenger Registration Response 01 RFP

Note:  This action is Triggered when the Fan clicks the Facebook Messenger Buttons as illustrated below

Facebook Messenger Registration Buttons pdf:

The first Messenger Registration Button appears in the top of the page:

Button Label:

CLICK HERE TO GET YOUR INSTANT COUPON AND UPDATES IN FACEBOOK MESSENGER

Tasty Equity

HOME INVEST PERKS STORY FAQ

RAPID FIRED PIZZA

AMAZINGLY GOOD AMAZINGLY FAST.

Have you ever wanted to invest in a Rapid Fired Piz…
Posted by Tasty Equity
7 Views
Tasty Equity

For the first time in history, you will be able to own a bite size piece of a Rapid Fired Pizza for about the price of a nice night out.

Get a buy one get one FREE coupon and Learn More!*

— OR REGISTER WITH EMAIL —

Name *

First Name | Last Name

Email *

EMAIL ME A COUPON!

The second Facebook Messenger Registration Button appears in Section 11 of the page.

Button Label:

[CLICK HERE TO CLAIM YOUR FREE OFFER IN FACEBOOK MESSENGER]

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Facebook Messenger Sequence:

Messenger Sequence pdf:

Messenger Sequence Text::

[Begin Messenger Sequence – Message to Fan]

(Get Started)

[Continue Messenger Sequence – After Fan clicks (Get Started button)]

Displays Rapid Fired Pizza Logo image

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Hi [Fan First Name], Thanks for joining our VIP Club and registering to receive updates on our pending Tasty Equity Regulation A+ Equity Crowdfunding Offering.  Please type or choose your best email address below to receive your offer!

[Continue Messenger Sequence – After Fan types or clicks their email address]

Displays Rapid Fired Pizza Buy One Get One Free Coupon image

Here’s your Buy One Get One FREE Pizza!

You'll need to show this message to the cashier when you are paying. You'll receive one Pizza, Calzone, Pasta or Salad of equal or lesser value with the purchase of an Entree. This offer is ONLY valid at participating Rapid Fired Pizza locations. This offer is valid for 30 days from the date you received it. Only 1 offer per check. Not valid with any other offer, coupon or discounts including Groupon offers. Excludes tax & gratuity.

Click below to see a list of Tasty Equity owned Hot Head Burritos and other participating locations:

https://www.tastyequity.com/locations

[Continue Messenger Sequence – Closing Message]

CLICK REDEEM Once your bill is ready

[REDEEM button is displayed]

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Email Registration Response 01 RFP

Note:  This action is Triggered when the Fan clicks the Button as illustrated below:

Button Label:

EMAIL ME A COUPON[Triggers post to Constant Contact]

Button pdf:

This version of the button appears at the top of the Landing Page

Tasty Equity

HOME INVEST PERKS STORY FAQ

RAPID FIRED PIZZA

AMAZINGLY GOOD AMAZINGLY FAST.

Have you ever wanted to invest in a Rapid Fired Piz...
Posted by Tasty Equity
7 Views
Tasty Equity

For the first time in history, you will be able to own a bite size piece of a Rapid Fired Pizza for about the price of a nice night out.

Get a buy one get one FREE coupon and Learn More!*

— OR REGISTER WITH EMAIL —

Name *

First Name

Last Name

Email *

EMAIL ME A COUPON!

This version of the Button appears in Section 11 of the Landing Page:

1A-13-57

Email Button Confirmation pdf:

Email Button Confirmation Text:

Thank you very much! Please check your inbox for your buy one get one free coupon.

We’ll keep you updated on when you’ll be able to buy a bite size piece of a Rapid Fired Pizza restaurant.

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Email Registration Response Email 01 RFP

This email is fulfilled to all Fans who register via email on the Rapid Fired Pizza specific Landing Page illustrated above and to all parties who register via email on the co-branded Invest Landing Page illustrated below in this document.

Email Body HTML:

Hi {{ subscriber.first_name }},

Thanks for your interest in our pending Crowd Funding to help us build more Rapid Fired Pizza restaurants

BUY ONE GET ONE FREE!*

Bring this email to participating Rapid Fired Pizza locations in the Dayton and Northwest Ohio area listed below to get Your Buy One, Get One FREE Pizza* from Tasty Equity NOW.

Offer expires [INSERT DATE - 7 DAYS FROM SEND DATE].

*Buy one entree at regular price and receive a second one of equal or lesser value for free.

Not valid with any other offer, coupon, special, or discounts including Groupon offers. Limit one per coupon. Valid in store only at participating locations in Dayton and Northwest Ohio. Excludes tax, gratuity, and alcohol.

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Tasty Equity Website – HOME Page

Section 1 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

RAPID FIRED PIZZA

AMAZINGLY GOOD AMAZINGLY FAST.

HOT HEAD BURRITOS

Section 2 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

Invest in What You Love

Now's your chance to own a bite size piece of equity in your favorite brands!

LEARN MORE

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Section 3 pdf:

Section 4 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

You Can Tap into the Self Pour Revolution
Ride the wave with Rapid Fired Pizza and Hot Head Burritos
LEARN MORE

You Can Be a Self Pour Pioneer with Us

Tasty Equity owns part of the first restaurants in our Ohio markets where customers can pour their own craft beer, wine, cider, margaritas and mixed drink cocktails. The 18 tap system in our Bowling Green Rapid Fired Pizza went viral on social media. In Centerville, the franchisors just opened a corporate Hot Head Mexican Grill & Cantina with 27 taps and recently added 23 taps to the original corporate Rapid Fired Pizza. We are developing a 60 tap Rapid Fired Pizza & Taproom in Findlay. These are just the beginning. You can own a pint size piece of every restaurant we build for about the price of a keg of beer.

LEARN MORE

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Section 5 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

RAPID FIRED
PIZZA

You Can Help Other People Too!

We are turning Store Managers into Store Owners

Every $ You Invest Makes a Difference

Your investment in Tasty Equity will expand our program offering real ownership opportunity to management teams in each store. Every restaurant we build is a chance for them to achieve their dream of being an owner instead of an employee. We are committed to this because it is good for them and good for you as an investor with Tasty Equity. Why does that matter? Because the best performing locations have an owner in the restaurant.

LEARN MORE

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Section 6 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

You Get More Than Equity as an Investor

As a member of Tasty Equity you get tasty perks and exclusive benefits

Tasty Equity Member Benefits

Tasty Equity Ceremonial Member Certificates

A VIP Card good for discounts at Tasty Equity owned Rapid Fired Pizza and Hot Head Burritos restaurants and participating locations.

LEARN MORE

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Page Footer:

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Tasty Equity Website – INVEST Page

Section 1 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

HOT HEAD BURRITOS

RAPID FIRED PIZZA

AMAZINGLY GOOD AMAZINGLY FAST.

Get a buy one get one FREE coupon and Learn More!*

— OR REGISTER WITH EMAIL —

Name *

First Name

Last Name

Email *

EMAIL ME A COUPON!

Get a Buy One Get One Free coupon!*

*COUPONS ARE GOOD AT ALL TASTY EQUITY OWNED HOT HEAD BURRITOS AND RAPID FIRED PIZZAS AND PARTICIPATING LOCATIONS.

Section 2 pdf:

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Section 3 pdf:

Section 4 pdf:

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Section 5 pdf:

Section 6 pdf:

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Section 7 pdf:

Section 8 pdf:

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Section 9 pdf:

Section 10 pdf:

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Section 11 pdf:

Section 12 pdf:

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Section 13 pdf:

Section 14 pdf:

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Section 15 pdf:

Section 16 pdf:

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Page Footer pdf:

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Tasty Equity Website – PERKS Page

Section 1 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

You Get More Than Just Equity as an Investor!

As a member of Tasty Equity you get tasty perks and exclusive benefits

If you invest in Tasty Equity, you not only own part of our company, but you also get your name displayed on our scrolling list of investors at all Tasty Equity restaurants, a personal invitation to Grand Opening Friends & Family night events at participating Rapid Fired Pizza and Hot Head Burritos where you can enjoy free food and 50% off Self-Pour craft beer, wine, cider, and cocktails where available and your very own Tasty Equity Ceremonial Member Certificate!

LEARN MORE

The more you invest, the more cool stuff you get!

Section 2 pdf:

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Section 3 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

$500
INVESTMENT

$500 Investment

- 3 Buy One Get One Free Entree Cards good at participating restaurants*
- 3 Free Entrée Cards good at Tasty Equity restaurants
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self79 Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.

Enjoy 10% Off with Your Tasty Equity Gold Card*
Get a Gold Tasty Equity Card with your investment of $500 or more

Section 4 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

$1000
INVESTMENT

$1000 Investment

- 4 Buy One Get One Free Entree Cards good at participating restaurants*
- 4 Free Entrée Cards good at Tasty Equity restaurants
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos T-Shirt
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self-Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.

$2500
INVESTMENT

$2500 Investment

- Personal invitation to participating* Rapid Fired Pizza and Hot Head Burritos Grand Opening VIP night events where you can enjoy free food and 50% off Self-Pour where available with the Tasty Equity and Franchisor executive teams**
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self- Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.
- 4 Buy One Get One Free Entree Cards good at participating restaurants*
- 4 Free Entrée Cards good at Tasty Equity restaurants
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos T-Shirt
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos Hat

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Section 5 pdf:

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Section 6 pdf:

Section 7 pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

$25,000
INVESTMENT

$25,000 Investment

- Your name engraved on the Investor Plaque in your nearest Tasty Equity restaurant
- Personal invitation to participating* Rapid Fired Pizza and Hot Head Burritos Grand Opening VIP night events where you can enjoy free food and 50% off Self-Pour where available with the Tasty Equity and Franchisor executive teams along with local celebrities**
- Gold Tasty Equity RFID Membership ID Card good for 10% discount on food and beverages in all Tasty Equity restaurants. Adults can activate the card each time they visit a Self-Pour equipped Tasty Equity Rapid Fired Pizza and Hot Head Burritos restaurant along with participating corporate stores and franchisee locations* to control the taps and Pour Your Own beer, cider, wine, pre-mixed cocktails and even liquor shots.
- Framed Tasty Equity Ceremonial Membership Certificate
- 4 Buy One Get One Free Entree Card good at participating restaurants*
- 50 Person Pizza or Burrito Party good at any Tasty Equity restaurant
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos T-Shirt
- Tasty Equity, Rapid Fired Pizza or Hot Head Burritos Hat
- We will put Your favorite beer, cider, wine or cocktail on tap at our nearest Self-Pour equipped Tasty Equity restaurant and display it in your honor
- We will feature a custom limited time offer entrée just that way you like it our Tasty Equity restaurants and name it after You
- Dinner with Chris and Peter with their brother Ray, CEO and Co-Founder of Rapid Fired
- Franchising and Hot Head Franchising to talk business... or just have a good time together**

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Section 8 pdf:

Page Footer pdf:

Tasty Equity

HOME INVEST PERKS STORY FAQ

CONTACT@TASTYEQUITY.COM

HOME INVEST PERKS STORY FAQ PARTICIPATING LOCATIONS PRIVACY TERMS OF USE

TASTY EQUITY, LLC IS "TESTING THE WATERS"

RISKS & DISCLOSURES

We'd rather use this space to tell you more about our awesome restaurants and how passionate we are about opening bringing Tasty Equity to the world, but our lawyers asked us to do this instead. So, make them happy by reading this while we get back to doing what we do best: opening and helping to run restaurants.

The information on this website was created by Tasty Equity to assist with marketing our Regulation A share offering. The text on this website is a summary but does not contain all of the terms of our securities offering. In order to review all of the terms of our securities offering, you should review our offering circular that contains all of the terms, conditions, risk factors, and disclosures that you should read and understand before you invest in our company. The offering circular is available in the Documents section for you to read and review before you invest. If the offering circular has been filed with the United States Securities and Exchange Commission, so you can also view it on the SEC's website here: https://www.sec.gov by searching for "Tasty Equity" in the search box on the top of the SEC's website. The offering circular explains that we are offering 1,000,000 shares of Class B membership in Tasty Equity. at a price of $5.00 per share with a minimum purchase of 20 units per investor.

The SEC does not pass upon the merits of, or give its approval to, any of the securities we are offering or the terms of our offering, nor does it pass upon the accuracy or completeness of our offering circular or other selling literature. The securities we are offering are offered pursuant to an exemption from registration with the SEC; however, the SEC has not made an independent determination that the securities offered in our offering circular and in our offering are exempt from registration.

When you review our offering circular, please review all of the risk factors before making an investment in our company. An investment in our company should only be made if you are capable of evaluating the risks and merits of this investment and if you have sufficient resources to bear the entire loss of your investment, should that occur.

Generally, no sale may be made to anyone in our offering if the aggregate purchase price you pay is more than 10% of the greater of your annual income or net worth. Different rules apply to accredited investors and non-natural persons. Before making any representation that your investment does not exceed applicable thresholds, we encourage you to review Rule 251(d)(2)(i)(c) of Regulation A. For general information on investing, we encourage you to refer to www.investor.gov.

Our offering circular does not constitute an offer or solicitation in any jurisdiction in which such an offer or solicitation would be unlawful. No person has been authorized to give any information or to make any representations concerning our company other than those contained in our offering circular, and if given or made, such other information or representation must not be relied upon. Prospective investors are not to construe the contents of our offering circular, or of any prior or subsequent communications from our company or any of its employees, agents or affiliates, as investment, legal, financial or tax advice. Before investing in our offering, please review our offering circular carefully, ask any questions of the company's management that you would like answered and consult your own counsel, accountant and other professional advisors as to legal, tax and other related matters concerning this investment.

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Tasty Equity Website – STORY Page

Section 1 pdf:

Section 2 pdf:

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PETER WILEY, CO-FOUNDER

Peter Wiley has been with his brother Ray since the creation of Hot Head Burritos and is also one of the co-founders of the Rapid Fired Pizza restaurant system. He is an active member in eleven of Ray's Rapid Fired Pizza restaurants as well as being the coordinator between independent franchisees and the Franchisor (which is owned by Peter and Chris's brother Ray Wiley). Ray inspired Peter to find a way to build a bunch of restaurants, which led to the creation of Tasty Equity.

Peter forged his skills in multi-media, live video production, broadcast television, web, social media and marketing while working with music artists and a church organization in Boise, Idaho. After the church founder expanded to Bend, Oregon, Peter helped launch the new church. Then he left to pursue his own dreams and join brother Ray who had just launched Hot Head Burritos® in 2007 after more than 20 years as a Subway® franchisee. As a consultant to Hot Head Franchising, Peter was responsible for every aspect of the Hot Head Burritos brand and Ray tapped him to do the same for Rapid Fired Pizza in 2015.

Ray encouraged him to team up with brother Chris (who was consulting with both brands) to build as many Hot Head Burritos and Rapid Fired Pizza restaurants as possible. After opening the first to restaurants with Chris' son Ross and his wife Elisha, Peter led the pilot project to install Tasty Equity's first 18-Tap iPourIt@trade; Self Pour Beer and Cider system in our Bowling Green, Ohio Rapid Fired Pizza location. Based upon the success of that pilot project, we now plan to include Self Pour as a standard feature of new Hot Head Burritos and Rapid Fired Pizza locations where liquor licenses are available.

Read Less

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Section 3 pdf:

Section 4 pdf:

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Section 5 pdf:

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Section 6 pdf:

Section 7 pdf:

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Section 8 pdf:

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Tasty Equity
HOME INVEST PERKS STORY FAQ

You Can Be Part of the Race to 200 Stores

You can be part of Tasty Equity's local effort to focus is on robust "big small towns" and suburbs like Lima and Bowling Green in Northern Ohio and surrounding states. Our experience with Rapid Fired Pizza and Hot Head Burritos franchisees shows that "big small towns" and suburban areas isolated from metro market areas provide a solid base of customers without excessive competition and marketing costs.

With the support of Tasty Equity investors like you, we are creating opportunities for aspiring, local store managers to become our sponsored owner operators close to the support system of the Rapid Fired Pizza Franchising and Hot Head Burritos Franchising teams in Dayton, Ohio. As a result of Chris' national recruiting webinars for both brands, we are also exploring opportunities to partner with experienced operators from California to Connecticut. You can be part of the race to 200 stores by investing in a bite sized piece of Tasty Equity for about the price of a dinner out.

With support from the Rapid Fired Pizza and Hot Head Burritos Franchising teams, Tasty Equity has assessed the Northern Ohio market potential as about 24 total Rapid Fired Pizza restaurants and 24 Hot Head Burritos stores. Tasty Equity's big data approach is based on matching the local market characteristics and demographics of successful existing Rapid Fired Pizza and Hot Head Burritos restaurants. It is Tasty Equity's intention to lease locations only in proximity to comparable quick service restaurant concepts which are ranked well by the major restaurant performance data services on a local and national scale. We understand our correlations to other ranked concepts which are a key indicator of market demand and health of a community.

Tasty Equity is employing a phased approach, starting in Northern Ohio and surrounding states, that will expand to any market where Rapid Fired Pizza Franchising or Hot Head Burritos Franchising has an established a licensed Area Developer who identifies good candidates for Tasty Equity's restaurant owner program. In those markets, the Area Developer will handle the responsibilities of the Rapid Fired Pizza Franchising or Hot Head Burritos Franchising while Tasty Equity focuses on being the operating partner for restaurant owners. Tasty Equity believes this will give it the best opportunity to enable steady year-over-year growth by building multiple stores in any regional market as a part of the three store plan with each operator. Tasty Equity also anticipates future equity crowdfunding offerings in major markets overseen by the Area Developers.

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Section 10 pdf:

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Tasty Equity Website – FAQ Page

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BANNER:  [Links to Invest page: https://www.tastyequity.com/invest]

Click here to learn how you can own a bite size piece of a Hot Head Burritos and Rapid Fired Pizza

+ Can Anyone Invest In Tasty Equity?

Yes, Regulation A+ allows anyone to invest in our company.

Until 2015, only “accredited investors” (an individual who has a net worth in excess of $1M excluding his or her primary residence or whose annual income was in excess of $200,000 ($300,000 if joint income) for the past two years) were allowed, in most cases, to invest in startups or other businesses that were not publicly traded. This meant that everyday folks did not have the chance to invest in early stage companies or benefit from those companies when they grew, became profitable and went public with an IPO, for example.

Now, under Regulation A (also called Regulation A+ or Reg A+) the United States Securities and Exchange Commission allows companies like ours to take on investors regardless of how wealthy they are, so everyone who is unaccredited as well as accredited, has an opportunity to invest in early stage companies.

If you are a non-accredited investor, you may invest but will be limited to investing no more than the greater of 10% of your net worth or 10% of your annual income.

Investors outside the USA may also be eligible to buy units too. We’re more than happy for anyone and everyone to invest from anywhere in the world. We just ask that you ensure your own situation allows you to become an investor wherever you live or invest from.

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+ When I Invest I Get Units. What Are Units?

Tasty equity is an LLC ( limited liability company) which does not have stock, but rather has "units" which are, very much like shares of stock in a corporation. The terminology is different, but each unit (just like each share of stock in a corporation) represents a percentage of the ownership of our company.

+ How Do I Buy Units?

That’s easy! Once the offering is live, go to https://investintastyequity.com and click on the INVEST NOW button. that’ll open the form, then you just need to fill it all in and we’ll do the rest.

There are a number of ways that you can pay for your units: credit/debit, wire transfer, ACH and by check. Just check the box for your preferred payment method, and you’re away! For debit, credit or ACH your payment will be processed immediately, and for all other methods you’ll receive the details in an email once you’ve completed the application. Make sure you follow the instructions in the email to complete your investment.

+ How Much Do Units Cost? Are There Any Fees?

Units cost $5.00 each with the minimum investment being 20 units for $100.

You pay only for the number of units you purchase. There is no fee charged to the investor at any point during or after the transaction.

When you click the “INVEST NOW” button on to https://investintastyequity.com, you will fill out a few short forms and then have the opportunity to pay either by credit card or debit, ACH (you electronically transfer the money from your bank account to a bank escrow account, who then releases it to us), wire, or check.

We've made the process easy for you.

+ What Happens When I Purchase Units?

When you complete your investment, your money will be transferred to a bank account where it will be held until it is accepted by Tasty Equity after certain regulatory compliance takes place behind the scenes, with our SEC and FINRA registered broker-dealer, Cuttone & Company, LLC.

Once we accept your investment, and certain regulatory procedures are completed, your money will be transferred from the bank account to us and we will issue you your units. You will receive a confirmation of your investment and a signed subscription agreement via email and you will become a proud owner in Tasty Equity. Generally, this process takes between 2-4 weeks, and we will issue units (meaning you officially become an investor!) once per month.

Occasionally, we will need additional information from you to complete your investment. If that happens, you will receive an e-mail from our broker-dealer, Cuttone & Company, LLC with further instructions.

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+ Can I Sell My Units In The Future?

While selling your units is allowed after we close the offering, you will have to find a purchaser yourself as we will not be listed on any exchange, so there is no open marketplace for your units. Right now, we do not plan to list these units on a national exchange or another secondary market. There is no assurance the units will ever be publicly listed or that a secondary market will develop. You should plan on holding onto these units for the foreseeable future. Our plan to provide all investors with an "exit" is to be acquired or merged with another company sometime after Rapid Fired Pizza and Hot Heads Burritos reach 200+ total restaurants. Meanwhile, enjoy the benefits of being an investor thought discounts and the other perks we happily give to our Tasty Equity investors!

+ I Live Outside The USA. Can I Invest?

Yes, you can still invest. Once our securities offering has been qualified by the SEC for U.S. citizens to invest, investors outside the USA may also be eligible to buy units. We’re more than happy for anyone and everyone to invest from almost anywhere in the world, we just ask that you ensure your own situation allows you to become an investor wherever you live or invest from under your local laws.

+ How Long Will People Be Able To Buy The Units?

Units will be available through October 31, 2019 (subject to change), or until we raise a total of $5 million; whichever is sooner.

For now, our units are not publicly traded on any exchange. Once we close the offering, you will no longer be able to buy units from us.

+ Are There Benefits To Investing?

Yes! Not only do you get to own a piece of each of the restaurants that we invest in, but you also get lots of great stuff including discounts on food and merchandise at any Tasty Equity owned location. Click here to see the full list of benefits

+ As An Investor, Do I Get A Say In How The Business Is Run?

Technically, you will not have voting rights in Tasty Equity so you do not have any say in the day to day management of the company. However, we certainly encourage feedback and suggestions, and are always willing to listen to our shareholders’ and their ideas.

+ What Does Accredited Vs. Non-Accredited Investor Mean?

Regulation A+ requires us to find out if you are an accredited investor or not, because of some limitations that apply on how much a non-accredited investor may invest. Basically, the law says an individual is an accredited investor if their income exceeded $200,000 (or $300,000 together with a spouse) in each of the prior two years, and they reasonably expect the same for the current year, or has a net worth over $1 million, either alone or together with a spouse (excluding the value of the person’s primary residence). If you want to play lawyer and read the legalese yourself, you can find the SEC’s definition here!

+ Why Do We Need To Know Your Net Worth?

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We have to ask this question to be sure we comply with Regulation A+ which says that if you are a non-accredited investor, the amount you can invest is limited to no more than 10% of the greater of your annual income or net worth. But don't worry, when you fill in the forms, we do the math for you! Just add your annual income and a calculation of your net worth (that is, the total value of everything you own less what you owe) where the form requests it.

+ What Does Backup Withholding Mean?

Backup withholding is a tax levied on investment income as an investor withdraws it. Backup withholding helps agencies such as the IRS to be able to collect income taxes owed to them from investors' earnings. Most likely, if you are subject to backup withholding, you would have been previously notified by the applicable taxing authority.

+ How Is This Offering Of Securities Regulated?

Tasty Equity’s securities offering is being made under “Regulation A+” which is Title IV of the 2012 JOBS Act. Our offering had to be submitted to the Securities and Exchange Commission and qualified by them before we could offer any units for sale. The offering is regulated by federal and state securities laws. The legal work in preparing the offering circular and the offering itself was carried out by attorney Kendall Almerico and his law firm. The audit of Tasty Equity's financial records was carried out by Clark, Schaeffer, Hackett CPA's and Advisor, and these records are the basis for the financial information contained in the offering circular.

+ I Have Another Question – Who Can I Talk To?

Drop us a line to contact@tastyequity.com and we will be happy to answer any questions you may have!

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Tasty Equity Website – PARTICIPATING LOCATIONS Page

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Tasty Equity

HOME INVEST PERKS STORY FAQ

Tasty Equity Locations

We are currently invested in two Rapid Fired Pizzas and two Hot Head Burritos in Northwest Ohio. When you invest with Tasty Equity, you will be too!

Your Tasty Equity coupons and Lifetime Discount are good at our locations ***and*** a number of participating Rapid Fired Pizzas and Hot Head Burritos.

PARTICIPATING HOT HEADS

PARTICIPATING RAPID FIREDS

Rapid Fired Pizza: Bowling Green

852 S Main St
Bowling Green, OH 43402

Rapid Fired Pizza: Lima

2815 Elida Rd
Lima, OH 45805

Hot Head Burritos: Holland

1510 S. McCord Rd
Holland, OH 43528

Hot Head Burritos: Perrysburg

104 East South Boundary St
Perrysburg, OH 43551

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Tasty Equity Website – PRIVACY Page

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BANNER:  [Links to Invest page: https://www.tastyequity.com/invest]

Click here to learn how you can own a bite size piece of a Hot Head Burritos and Rapid Fired Pizza

INFORMATION

Your privacy is important to us. It is Tasty Equity’s policy to respect your privacy regarding any information we may collect from you across our website, https://tastyequity.com, and other sites we own and operate.

ANALYTICS

This website collects personal data to power our site analytics, including:

•Information about your browser, network, and device

•Web pages you visited prior to coming to this website

•Your IP address

This information may also include details about your use of this website, including:

•Clicks

•Internal links

•Pages visited

•Scrolling

•Searches

•Timestamps

We share this information with Squarespace, Google, and Facebook, our website analytics providers, to learn about site traffic and activity.

DEVICE DATA

We may also collect data about the device you’re using to access our website. This data may include the device type, operating system, unique device identifiers, device settings, and geo-location data. What we collect can depend on the individual settings of your device and software. We recommend checking the policies of your device manufacturer or software provider to learn what information they make available to us.

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PERSONAL INFORMATION

We may ask for personal information, such as your:

•Name

•Email

•Social media profiles

•Date of birth

•Phone/mobile number

•Home/Mailing address

•Work address

•Payment information

LEGAL BASES FOR PROCESSING

We will process your personal information lawfully, fairly and in a transparent manner. We collect and process information about you only where we have legal bases for doing so.

These legal bases depend on the services you use and how you use them, meaning we collect and use your information only where:

•it’s necessary for the performance of a contract to which you are a party or to take steps at your request before entering into such a contract (for example, when we provide a service you request from us);

•it satisfies a legitimate interest (which is not overridden by your data protection interests), such as for research and development, to market and promote our services, and to protect our legal rights and interests;

•you give us consent to do so for a specific purpose (for example, you might consent to us sending you our newsletter); or

•we need to process your data to comply with a legal obligation.

Where you consent to our use of information about you for a specific purpose, you have the right to change your mind at any time (but this will not affect any processing that has already taken place).

We don’t keep personal information for longer than is necessary. While we retain this information, we will protect it within commercially acceptable means to prevent loss and theft, as well as unauthorized access, disclosure, copying, use or modification. That said, we advise that no method of electronic transmission or storage is 100% secure and cannot guarantee absolute data security. If necessary, we may retain your personal information for our compliance with a legal obligation or in order to protect your vital interests or the vital interests of another natural person.

COLLECTION AND USE OF INFORMATION

We may collect, hold, use and disclose information for the following purposes and personal information will not be further processed in a manner that is incompatible with these purposes:

•to enable you to customize or personalize your experience of our website;

•to enable you to access and use our website, associated applications and associated social media platforms;

•to contact and communicate with you;

•for internal record keeping and administrative purposes;

•for analytics, market research and business development, including to operate and improve our website, associated applications and associated social media platforms;

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•to run competitions and/or offer additional benefits to you;

•for advertising and marketing, including to send you promotional information about our products and services and information about third parties that we consider may be of interest to you;

•to comply with our legal obligations and resolve any disputes that we may have; and

•to consider your employment application.

DISCLOSURE OF PERSONAL INFORMATION TO THIRD PARTIES

We may disclose personal information to:

•third party service providers for the purpose of enabling them to provide their services, including (without limitation) IT service providers, data storage, hosting and server providers, ad networks, analytics, error loggers, debt collectors, maintenance or problem-solving providers, marketing or advertising providers, professional advisors and payment systems operators;

•our employees, contractors and/or related entities;

•sponsors or promoters of any competition we run;

•credit reporting agencies, courts, tribunals and regulatory authorities, in the event you fail to pay for goods or services we have provided to you;

•courts, tribunals, regulatory authorities and law enforcement officers, as required by law, in connection with any actual or prospective legal proceedings, or in order to establish, exercise or defend our legal rights;

•third parties, including agents or sub-contractors, who assist us in providing information, products, services or direct marketing to you; and

•third parties to collect and process data.

INTERNATIONAL TRANSFERS OF PERSONAL INFORMATION

The personal information we collect is stored and processed in United States, or where we or our partners, affiliates and third-party providers maintain facilities. By providing us with your personal information, you consent to the disclosure to these overseas third parties.

We will ensure that any transfer of personal information from countries in the European Economic Area (EEA) to countries outside the EEA will be protected by appropriate safeguards, for example by using standard data protection clauses approved by the European Commission, or the use of binding corporate rules or other legally accepted means.

Where we transfer personal information from a non-EEA country to another country, you acknowledge that third parties in other jurisdictions may not be subject to similar data protection laws to the ones in our jurisdiction. There are risks if any such third party engages in any act or practice that would contravene the data privacy laws in our jurisdiction and this might mean that you will not be able to seek redress under our jurisdiction’s privacy laws.

YOUR RIGHTS AND CONTROLLING YOUR PERSONAL INFORMATION

Choice and consent: By providing personal information to us, you consent to us collecting, holding, using and disclosing your personal information in accordance with this privacy policy. If you are under 16 years of age, you must have, and warrant to the extent permitted by law to us, that you have your parent or legal guardian’s permission to access and use the website and they (your parents or guardian) have consented to you providing us with your personal information.

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You do not have to provide personal information to us, however, if you do not, it may affect your use of this website or the products and/or services offered on or through it.

Information from third parties: If we receive personal information about you from a third party, we will protect it as set out in this privacy policy. If you are a third party providing personal information about somebody else, you represent and warrant that you have such person’s consent to provide the personal information to us.

Restrict: You may choose to restrict the collection or use of your personal information. If you have previously agreed to us using your personal information for direct marketing purposes, you may change your mind at any time by contacting us using the details below. If you ask us to restrict or limit how we process your personal information, we will let you know how the restriction affects your use of our website or products and services.

Access and data portability: You may request details of the personal information that we hold about you. You may request a copy of the personal information we hold about you. Where possible, we will provide this information in CSV format or other easily readable machine format. You may request that we erase the personal information we hold about you at any time. You may also request that we transfer this personal information to another third party.

Correction: If you believe that any information we hold about you is inaccurate, out of date, incomplete, irrelevant or misleading, please contact us using the details below. We will take reasonable steps to correct any information found to be inaccurate, incomplete, misleading or out of date.

NOTIFICATION OF DATA BREACHES: WE WILL COMPLY LAWS APPLICABLE TO US IN RESPECT OF ANY DATA BREACH.

Complaints: If you believe that we have breached a relevant data protection law and wish to make a complaint, please contact us using the details below and provide us with full details of the alleged breach. We will promptly investigate your complaint and respond to you, in writing, setting out the outcome of our investigation and the steps we will take to deal with your complaint. You also have the right to contact a regulatory body or data protection authority in relation to your complaint.

Unsubscribe: To unsubscribe from our e-mail database or opt-out of communications (including marketing communications), please contact us using the details below or opt-out using the opt-out facilities provided in the communication.

COOKIES

This website uses cookies and similar technologies, which are small files or pieces of text that download to a device when a visitor accesses a website or app. For information about viewing the cookies dropped on your device, visit About the cookies Squarespace uses.

•These functional and required cookies are always used, which allow Squarespace, our hosting platform, to securely serve this website to you.

•These analytics and performance cookies are used on this site, as described below, only when you acknowledge our cookie banner. We use analytics cookies to view site traffic, activity, and other data.8. Business transfers

If we or our assets are acquired, or in the unlikely event that we go out of business or enter bankruptcy, we would include data among the assets transferred to any parties who acquire us. You acknowledge that such transfers may occur, and that any parties who acquire us may continue to use your personal information according to this policy.

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LIMITS OF OUR POLICY

Our website may link to external sites that are not operated by us. Please be aware that we have no control over the content and policies of those sites, and cannot accept responsibility or liability for their respective privacy practices.

CHANGES TO THIS POLICY

At our discretion, we may change our privacy policy to reflect current acceptable practices. We will take reasonable steps to let users know about changes via our website. Your continued use of this site after any changes to this policy will be regarded as acceptance of our practices around privacy and personal information.

If we make a significant change to this privacy policy, for example changing a lawful basis on which we process your personal information, we will ask you to re-consent to the amended privacy policy.

Tasty Equity Data Controller
Peter Wiley

Please direct related inquiries for immediate action to contact@tastyequity.com

This policy is effective as of 28 July 2019.

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Tasty Equity Website – TERMS OF USE Page

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BANNER:[Links to Invest page: https://www.tastyequity.com/invest]

Click here to learn how you can own a bite size piece of a Hot Head Burritos and Rapid Fired Pizza

TERMS

By accessing the website at https://tastyequity.com, you are agreeing to be bound by these terms of service, all applicable laws and regulations, and agree that you are responsible for compliance with any applicable local laws. If you do not agree with any of these terms, you are prohibited from using or accessing this site. The materials contained in this website are protected by applicable copyright and trademark law.

USE LICENSE

Permission is granted to temporarily download one copy of the materials (information or software) on Tasty Equity's website for personal, non-commercial transitory viewing only. This is the grant of a license, not a transfer of title, and under this license you may not:

•modify or copy the materials;

•use the materials for any commercial purpose, or for any public display (commercial or non-commercial);

•attempt to decompile or reverse engineer any software contained on Tasty Equity's website;

•remove any copyright or other proprietary notations from the materials; or

•transfer the materials to another person or "mirror" the materials on any other server.

This license shall automatically terminate if you violate any of these restrictions and may be terminated by Tasty Equity at any time. Upon terminating your viewing of these materials or upon the termination of this license, you must destroy any downloaded materials in your possession whether in electronic or printed format.

DISCLAIMER

The materials on Tasty Equity's website are provided on an 'as is' basis. Tasty Equity makes no warranties, expressed or implied, and hereby disclaims and negates all other warranties including, without limitation, implied warranties or conditions of merchantability, fitness for a particular purpose, or non-infringement of intellectual property or other violation of rights.

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Further, Tasty Equity does not warrant or make any representations concerning the accuracy, likely results, or reliability of the use of the materials on its website or otherwise relating to such materials or on any sites linked to this site.

LIMITATIONS

In no event shall Tasty Equity or its suppliers be liable for any damages (including, without limitation, damages for loss of data or profit, or due to business interruption) arising out of the use or inability to use the materials on Tasty Equity's website, even if Tasty Equity or a Tasty Equity authorized representative has been notified orally or in writing of the possibility of such damage. Because some jurisdictions do not allow limitations on implied warranties, or limitations of liability for consequential or incidental damages, these limitations may not apply to you.

ACCURACY OF MATERIALS

The materials appearing on Tasty Equity's website could include technical, typographical, or photographic errors. Tasty Equity does not warrant that any of the materials on its website are accurate, complete or current. Tasty Equity may make changes to the materials contained on its website at any time without notice. However Tasty Equity does not make any commitment to update the materials.

LINKS

Tasty Equity has not reviewed all of the sites linked to its website and is not responsible for the contents of any such linked site. The inclusion of any link does not imply endorsement by Tasty Equity of the site. Use of any such linked website is at the user's own risk.

MODIFICATIONS

Tasty Equity may revise these terms of service for its website at any time without notice. By using this website you are agreeing to be bound by the then current version of these terms of service.

GOVERNING LAW

These terms and conditions are governed by and construed in accordance with the laws of Ohio and you irrevocably submit to the exclusive jurisdiction of the courts in that State or location.

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Tasty Equity Social Media Accounts

Tasty Equity plans to publish Social Media posts on a daily basis to Facebook, Instagram, Twitter, LinkedIn and YouTube.  Below are the Headers from each account.

Facebook Header

Tasty Equity began posting content from its existing Hot Head Burritos and Rapid Fired Pizza restaurants on its Tasty Equity Facebook Page in July 2019.

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Tasty Equity

@tastyequity

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RAPID FIRED PIZZA
AMAZINGLY GOOD AMAZINGLY FAST.
HOT HEAD BURRITOS

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Posts

Tasty Equity

August 7 at 7:47 PM ·

https://www.tastyequity.com/invest-rapid-fired

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5,354 people like this

5,382 people follow this

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Instagram Header

Tasty Equity created its Tasty Equity Instagram account in July 2019 and plans to commence daily posts on or before August 26, 2019.

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tastyequity Following

1 post **4** followers **0** following

Tasty Equity invests in select Hot Head Burritos and Rapid Fired Pizza restaurants. Invest & own some plus the ones we build. InvestInTastyEquity.com

www.InvestInTastyEquity.com

POSTS TAGGED

ABOUT US SUPPORT PRESS API JOBS PRIVACY TERMS DIRECTORY PROFILES HASHTAGS LANGUAGE © 2019 INSTAGRAM

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Twitter Header

Tasty Equity created its Tasty Equity Twitter account in August 2019 and plans to commence daily posts on or before August 26, 2019.

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Tasty Equity invests in select Hot Head Burritos & Rapid Fired Pizza restaurants. Invest & own some of those plus the new ones we build. InvestInTastyEquity.com

Beavercreek, Ohio InvestInTastyEquity.com Joined May 2019

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LinkedIn Header

Tasty Equity created its Tasty Equity LinkedIn account in August 2019 and plans to commence daily posts on or before August 26, 2019.

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RAPID FIRED
PIZZA
AMAZINGLY GOOD
AMAZINGLY FAST.
HOT HEAD

Tasty Equity

Restaurants · Bowling Green, OH · 1 follower

Tasty Equity invests in select Hot Head Burritos & Rapid Fired Pizza restaurants.
Join us—InvestInTastyEquity.com

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Overview

Tasty Equity invests in select Hot Head Burritos & Rapid Fired Pizza restaurants. Now you can invest in Tasty Equity & own some of those restaurants plus the new ones we build. InvestInTastyEquity.com

Website	http://www.InvestInTastyEquity.com
Industry	Restaurants
Company size	51-200 employees
Headquarters	Bowling Green, OH
Type	Privately Held
Founded	2017

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YouTube Header

Tasty Equity created its Tasty Equity YouTube account in August 2019 and plans to commence daily posts on or before August 26, 2019.

Tasty Equity Promotional Video Library

Tasty Equity is producing a collection of “Promo Videos” specifically targeting fans of the Hot Head Burritos and Rapid Fired Pizza brands.

Promo Video Script Set

Final versions for of each script are transcribed below.

Script 1: Lifetime Discount Short

RFP Version

Want to get a lifetime discount on the food you love at Rapid Fired Pizza?

Well now you can for about the price of a nice night out by investing with Tasty Equity.

Wanna join us for exclusive VIP parties?

Get your name on the restaurant wall?

Have a menu item named after you?

Or even Pick the beer of the month?

The more you invest the more cool perks you can get.

To Find out how to get this cool stuff…

Go to InvestInTastyEquity.com

You'll get a buy one get one free coupon just for checking us out.

HHB Version

Want to get a lifetime discount on the food you love at Hot Head Burritos?

Well now you can for about the price of a nice night out by investing with Tasty Equity.

Wanna join us for exclusive VIP parties?

Get your name on the restaurant wall?

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Have a menu item named after you?

Or even Pick the beer of the month?

The more you invest the more cool perks you can get.

To Find out how to get this cool stuff…

Go to InvestInTastyEquity.com

You'll get a buy one get one free coupon just for checking us out.

Script 2: Bite Size Piece of Equity Short

RFP Version:

Hey…   'Ever wanted to Own your Own Rapid Fired Pizza restaurant?

Well... Now you can!

…By investing in Tasty Equity

For the first time in history   ...You can own a bite size piece of every restaurant we invest in

...for about the price of a nice dinner out

We're currently invested in two Rapid Fired Pizzas and two Hot Head Burritos restaurants

And we plan to build many more in Ohio and beyond

As an owner…

You'll get a Lifetime discount in Tasty Equity restaurants and participating locations

Get a Buy One Get One Free coupon just for checking us out at InvestInTastyEquity.com

HHB Version:

Hey…   'Ever wanted to Own your Own Hot Head Burritos restaurant?

Well... Now you can!

…By investing in Tasty Equity

For the first time in history   ...You can own a bite size piece of every restaurant we invest in

...for about the price of a nice dinner out

We're currently invested in two Rapid Fired Pizzas and two Hot Head Burritos restaurants

And we plan to build many more in Ohio and beyond

As an owner…

You'll get a Lifetime discount in Tasty Equity restaurants and participating locations

Get a Buy One Get One Free coupon just for checking us out at InvestInTastyEquity.com

Script 3: Race to 200 Restaurants

Single script for both brand audiences

Ever fantasized about owning a Rapid Fired Pizza or Hot Head Burritos restaurant of your own?

Now you can Invest in Tasty Equity and get in on the race to 200 restaurants for both brands!

And the cool thing is...

The more restaurants Tasty Equity opens…

The more restaurants you own a part of!

We're Tasty Equity...

We are a franchisee Rapid Fired Pizza and Hot Head Burritos.

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Our brother Ray co-founded both brands.

Hot Head and Rapid Fired have opened more than 110 restaurants in 12 years.

Now they're opening about 2 each month.

And that real velocity is attracting a lot of attention.

For the first time in history, you can get in on it through equity crowdfunding

You invest in Tasty Equity while we’re this big…       [small circle with hands]

Then when we’re this big…               [big circle with hands]

And, well…  The more restaurants Tasty Equity builds…

The more you can own a part of.

Get in on it now for less than the price of dinner out

Get a Buy One Get One Free coupon just for checking us out at InvestInTastyEquity.com

Script 4:  Join the Tasty Equity Family

Single script for both brand audiences

Ever wanted to own a bite size piece of a Rapid Fired Pizza or Hot Head Burritos restaurant?

Well now you can…

Invest with Tasty Equity and be an owner without getting behind the counter.

We grew up in the business.

Our father was one of the first Pizza Hut guys in the old days.

Then our brother Ray founded Rapid Fired Pizza   …and Hot Head Burritos

Pete & I started Tasty Equity so that you can invest with us

We own part of [are invested in] 2 Rapid Fired Pizza restaurants

…And we also own part of [are invested in] 2 Hot Head Burritos restaurants

…And we're building more in Ohio and beyond

For about the price of a night out... you can become part of our Tasty Equity family

You can get in on a Lifetime discount  …and a bunch of other cool perks

Every investor gets at Tasty equity gets a 5% Lifetime discount

…If you Invest a little more, you can get 10% discount for life at our restaurants and participating locations

Get a Buy One Get One Free coupon just for checking us out

at invest InvestInTastyEquity.com

Script 5:  Family History with Perks

RFP Version:

If you love Rapid Fired Pizza     ...then this is your chance to invest in what you love!

You don't have to do any of the hard work... we've already done it!

Our brother Ray is one of the founders the Rapid Fired Pizza & Hot Head Burritos.

Pete's been the marketing director since the beginning.

I've been in banking for 20 years and consulted with Ray as he grew the business.

Now you can invest in our Rapid Fired restaurants through Tasty Equity…

And be an owner without ever getting behind the counter

As an owner...  You get a bite size piece of equity…

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And you get a lifetime discount at Tasty Equity owned restaurants and participating locations

The more you invest, the more cool perks you can get...

  - Like… Your name on the restaurant wall

  - Or a get a menu item named after you

  - You can even Pick the beer of the month

  - VIP Investors can have dinner with us and even our brother Ray

And you can get exclusive invitations to Tasty Equity Friends & Family Nights or VIP Parties

Now's the time for you to get in on all this great stuff ...and invest in what you love

Get a Buy One Get One Free coupon just for checking us out at InvestInTastyEquity.com

HHB Version:

If you love Hot Head Burritos     ...then this is your chance to invest in what you love!

You don't have to do any of the hard work... we've already done it!

Our brother Ray is one of the founders the Rapid Fired Pizza & Hot Head Burritos.

Pete's been the marketing director since the beginning.

I've been in banking for 20 years and consulted with Ray as he grew the business.

Now you can invest in our Hot Head Burritos restaurants through Tasty Equity…

And be an owner without ever getting behind the counter

As an owner...  You get a bite size piece of equity…

And you get a lifetime discount at Tasty Equity owned restaurants and participating locations

The more you invest, the more cool perks you can get...

  - Like… Your name on the restaurant wall

  - Or a get a menu item named after you

  - You can even Pick the beer of the month

  - VIP Investors can have dinner with us and even our brother Ray

And you can get exclusive invitations to Tasty Equity Friends & Family Nights or VIP Parties

Now's the time for you to get in on all this great stuff ...and invest in what you love

Get a Buy One Get One Free coupon just for checking us out at InvestInTastyEquity.com

Script 6:  Ross Story & Help Others

[single script for both brands using Intros and Outros from scripts above]

[insert HHB or RFP specific Intro]

Invest with Tasty Equity and help others achieve their dreams

Pete's been the marketing director for Hot Heads Burritos and Rapid Fired Pizza since the beginning

I've been in banking for 20 years and consulted with Ray as he grew the brands

Tasty Equity began investing in these restaurants three years ago…

When my son Ross came out of the Coast Guard after 10 years

He now has 4 successful restaurants and achieved his dream

We saw an opportunity to help others do the same with my banking resources

And with you as a Tasty Equity Investors…

We can continue to open restaurants and you can grow with us.

Check us out at InvestInTastyEquity.com

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And you’ll Get a Buy One Get One Free coupon just for looking us up.

Script 7:  Catch the Self Pour Revolution

Single script for both brand audiences

Do you enjoy having a cold beer, cider, cocktail or glass of wine with your pizza?

Ever dreamed of owning Cantina or Taproom where you could?

Well now you can.  …by investing with Tasty Equity for about the price of a nice dinner out.

We are invested 2 Rapid Fired Pizza & 2 Hot Head Burritos restaurants.

We’ve got 18 taps of Self Pour Beer, Cider and Cocktails in our Bowling Green Ohio location.

We are developing a 60-tap Rapid Fired Pizza & Taproom in Findlay Ohio that will also feature Self Pour taps of Wine…

And even Top shelf Liquor Shots.

Invest with Tasty Equity and you’ll be an owner like us without ever getting behind the counter.

As an owner, you’ll get a lifetime discount in our Tasty Equity restaurants…

And coming soon our Taprooms and Cantinas.

Bring your friends… Pour Your Own drinks… and relax in a place that you own a piece of.

Check us out at InvestInTastyEquity.com

And learn how you can get a lifetime discount and more cool perks!

Script 8:  Invest More to Get More Cool Stuff

Single script for both brand audiences

[insert HHB or RFP specific Intro]

Invest with Tasty Equity and get a lifetime discount on the food you love

Join us for exclusive VIP Nights

Get your name on the wall as an owner

Invest a little more… and get even more cool perks

Pick the beer of the month

And even get double your discount for life

Get a Pizza or Burrito Party for your friends

Have Dinner with us…

And the founders of Rapid Fired Pizza and Hot Head Burritos

Check us out at InvestInTastyEquity.com

Learn how you can get a lifetime discount and more cool perks!

Promo Video 1 Set – Published August 15, 2019

These two brand specific videos were published as part of Pre-Marketing TTW Campaign Wave 1 via the Facebook Ads, Outbound Emails and Facebook Messenger Sequences outlined above.

Promo Video 1 HHB

This video is hosted on in our Tasty Equity Facebook video library:

Video Title:  Wanna Get a Lifetime Discount on Hot Head Burritos?

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https://www.facebook.com/tastyequity/videos/463796780873648/

Transcription of script as presented in the video including text overlays:

Want a lifetime Discount on the food you love…

At Hot Head Burritos?

Do you love Hot Head Burritos?

Wanna get a lifetime discount on the food you love?

Well now you can!

Invest with Tasty Equity for about the price of a nice night out…

And you can become part of the Tasty Equity family!

You, as an owner, can get your name on the wall of our restaurants

You can get cool perks like

Being able to name the beer of the month

Or get an entrée name after you

And you get to come to our VIP parties

Check us out at InvestInTastyEquity.com

And get a Buy One Get One Free Coupon just for looking us up!

Promo Video 1 RFP

This video is hosted on in our Tasty Equity Facebook video library:

Video Title:  Get a Lifetime Discount on Rapid Fired Pizza

https://www.facebook.com/tastyequity/videos/2379931465579760/

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Transcription of script as presented in the video including text overlays:

For the first time in history

You can invest in a Rapid Fired Pizza

Have you ever wanted to own a Rapid Fired Pizza?

Well now you can!

For about the price of a nice night out

You can own a bite size piece of a Rapid Fired Pizza restaurant

We are Tasty Equity

And we are currently invested in two Rapid Fired Pizzas

And two Hot Head Burritos

And we’d love for you to join us

To find out more…

Visit:  InvestInTastyEquity.com

And we’ll send you a Buy One Get One Free Coupon just for checking us out!

Nurture Video 1

This video is presented to fans after they register on the Tasty Equity Landing Pages outlined above in this document as part of our weekly nurture (aka drip campaign):

Video Title:  Thank You

https://www.facebook.com/tastyequity/videos/861547527550556

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Transcription of script as presented in the video including text overlays:

Hi, my name is Peter Wiley with Tasty Equity

Thank you very much for taking a minute to check us out

We really appreciate it

And hope you enjoy the Buy One Get One Free coupon that’s in your in-box

We thought this would an awesome opportunity to introduce you…

To some of the fine people who work in the restaurants we invest in…

As soon, you’ll be able to invest in those restaurants too…

For about the price of a nice night out.

And if you choose to do so,

They will be working behind the counter so you don’t have to.

We do the work

We do the work

We do the work

We do the work

So you don’t have to

We’re working for you

We’re working for you

We’re doing the work so you don’t have to

Just invest with us

Our customer service is amazing

Come be an owner even without being behind the counter

I mean… what’s the point of you guys working…

When we’re working so you don’t have to

Get your bite size piece

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